Brown Advisory Sustainable Value Fund Class/Ticker: Institutional Shares / BASVX Investor Shares / BISVX Advisor Shares / (Not Available for Sale)
Summary Prospectus | October 31, 2026
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.brownadvisory.com/mf/funds/sustainable-value-fund. You may also obtain this information at no cost by calling (800) 540-6807 or by sending an e-mail request to mutualfunds@brownadvisory.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory Sustainable Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.75%	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement(2)	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.71%	0.86%	1.11%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)Brown Advisory LLC (the "Adviser") has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.70%, 0.85% and 1.10%, respectively, of the Fund’s average daily net assets through October 31, 2027. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation being in effect for the period through October 31, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$236	$413	$927
Investor Shares	$88	$283	$495	$1,104
Advisor Shares	$113	$361	$629	$1,394

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 41% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities that have value characteristics and meet the Fund’s sustainable investment criteria (“80% Policy”). For purposes of this 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it has sustainability characteristics that may improve its financial position and strong management of sustainability-related risks, including companies with Sustainable Cash Flow Advantage (as defined below) over time. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market.

The Fund invests primarily in securities of large market capitalization companies that the Adviser deems to meet its “value” and “sustainable investment” criteria, collectively the “Investment Criteria” for the Fund. Large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $3 billion at the time of purchase. The market capitalizations of the companies in the Fund’s portfolio changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.

Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) exchange traded funds (“ETFs”) and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and BDCs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its assets in foreign securities, including in emerging markets. Emerging market countries for these purposes consists of countries in Latin America, Asia, Eastern Europe, Africa and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan.

The Adviser defines “value” as businesses that exhibit stable and consistent free cash flow generation, that display capital discipline by demonstrating both prudent balance sheet management and capital expenditures, and that trade at attractive valuations because they provide a favorable reward versus risk outlook. The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business. The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor, cash-generating companies with durable business models, strong finances, competent management and a demonstrable record of prudent capital allocation. The Adviser’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market. The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.

The Adviser defines its sustainable investment criteria as companies that have sustainability characteristics that may improve their financial position and have strong management of sustainability-related risks. The Adviser looks for companies with Sustainable Cash Flow Advantage (“SCFA”) over time. SCFA is part of the broader research process. A majority of the Fund will consist of securities with established or emerging SCFA. SCFA’s have one or more of the following drivers:

•People: For example:
•Attraction, retention and internal promotion of employees drives cost savings while also creating a cultural advantage.
•Leadership on health and safety has the potential to serve as both a mechanism for improved employee retention and generation of revenue tied to greater productivity.
•Process: For example:
•Sound operations that promote a safe and healthy community can bolster franchise value, while also avoiding regulatory and reputational risk.
•Margin improvement through operations that save costs and resources, enabling meaningful reduction in carbon emissions and natural capital.
•Product: For example:
•Products or services that provide superior customer outcomes resulting in recurring revenue while also providing environmental and/or social solutions.

Additionally, the Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis, including emerging SCFA.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Private Placement Risk. The Fund may invest in privately issued securities of foreign common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of investing primarily in value-oriented securities may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares for the 1 year and since inception periods compare to the Fund's primary broad-based market index. In accordance with regulatory requirements, the Fund has selected the Russell 1000© Index as the Fund’s primary benchmark. The Russell 1000© Value Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-value-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory Sustainable Value Fund– Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 7.78%. During the period shown in the chart, the highest quarterly return was 12.66% (for the quarter ended March 31, 2024) and the lowest quarterly return was -1.93% (for the quarter ended December 31, 2024).

Brown Advisory Sustainable Value Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (2/28/2023)
Investor Shares
•Return Before Taxes	15.69%	15.72%
•Return After Taxes on Distributions	15.12%	15.20%
•Return After Taxes on Distributions and Sale of Fund Shares	9.66%	12.26%
Institutional Shares
•Return Before Taxes	15.81%	15.93%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	22.41%
Russell 1000® Value Index (reflects no deduction for fees, expenses and taxes)	15.91%	14.15%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser.

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Michael Poggi, CFA, has served as portfolio manager since the Fund’s inception in 2023.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
•Standard Accounts	$1,000,000	$100
Investor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
•Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.